Exhibit 99.1

Columbia Bancorp Reports a 28% Increase in First Quarter 2005 Earnings

          COLUMBIA, Md., April 25 /PRNewswire-FirstCall/ -- Columbia Bancorp (Nasdaq: CBMD), parent company of The Columbia Bank (the “Bank”), today announced that net income for the first quarter 2005 increased 28.4% to $3.83 million ($.53 per diluted share), from $2.98 million ($.40 per diluted share) for the first quarter 2004.   For the first quarter 2005, return on average equity was 17.14% and return on average assets was 1.29%, compared to 13.75% and 1.16%, respectively, for the first quarter 2004.

          FIRST QUARTER FINANCIAL HIGHLIGHTS

--

Total assets ($1.24 billion), loans, net of unearned income ($978.94 million) and customer funding sources ($1.10 billion) reached record levels at March 31, 2005 and represented growth since March 31, 2004 of 14.5%, 13.2% and 14.7%, respectively.  During the first quarter 2005, loans, net of unearned income, and customer funding sources grew at annualized rates of 12.1% and 30.9%, respectively.

--	Return on average equity increased to 17.14% for the first quarter of 2004 compared to 13.75% reported for the first quarter of 2004.
--	Net interest income (FTE) increased $2.07 million or 18.9% over the first quarter of 2004.
--	Fully diluted earnings per share increased 32.5% from $.40 for the first quarter of 2004 to $.53 for the first quarter of 2005.
--	Consistent with its long-term capital management strategy, the Company repurchased 218,000 shares of common stock during the quarter.
--	The net interest margin (FTE) improved to 4.56% during the first quarter of 2005 as compared to 4.46% during first quarter 2004.
--	The efficiency ratio (FTE) improved to 54.85% from 59.41% for the first quarter of 2004.
--	Non-performing assets decreased to .06% of total assets at March 31, 2005 compared to .14% at quarter-end 2004.

          DETAILED REVIEW OF 2005 FINANCIAL PERFORMANCE
          Total assets were $1.24 billion at March 31, 2005, representing growth of $156.70 million, or 14.5%, since March 31, 2004.  Loans, net of unearned income, totaled $978.94 million compared to $864.75 million at March 31, 2004, representing growth of $114.19 million or 13.2%.  Growth during the twelve months since March 31, 2004 can be attributed, in large part, to the Company’s continued success in the real estate development and construction and commercial lending markets, which netted increases in the respective portfolios of $84.39 million (28.8%) and $17.2 million (7.8%).  The consumer loan portfolio, consisting primarily of home equity lines of credit, has also exhibited strong growth, increasing $16.35 million, or 9.3%.

          The Company’s funding strategy emphasizes the development of customer-based funding sources in the form of retail and commercial deposits and also short-term borrowings from customers in the form of commercial paper and repurchase agreements.  This focus is evidenced by a 14.7% increase in customer funding sources to $1.10 billion at March 31, 2005, from $963.05 million at March 31, 2004.  The $141.65 million increase in total customer funding sources was primarily due to increases in non-interest-bearing deposits of $27.42 million and also to a $95.19 million increase in interest-bearing deposits.

          The Company’s 2005 earnings improvement was fueled by a $2.07 million, or 18.9%, increase in net interest income (FTE) for the three months ended March 31, 2005 as compared to the first quarter of 2004.  This increase was primarily the result of a 17.1% increase in average earning assets and improvement in the net interest margin (FTE) to 4.56% from 4.46%, during the first quarter of 2005 as compared to the first quarter 2004. This increase more than offset a decline in noninterest income of $125,000, or 7.1%, primarily resulting from a $232,000 decline in deposit service charges, including lower fees charged on overdraft deposit accounts and commercial account analysis charges.  The $52,000, or 37.1%, increase in commission revenue on financial services sales served to partially offset the impact of the decline in deposit service charges.

          The Company continued to leverage its overhead structure during the first quarter of 2005 as compared to 2004, by limiting the increase in total noninterest expenses to $487,000, or 6.5%, while operating income (net interest income plus noninterest income) increased $1.85 million or 14.8%.  The increase in noninterest expense during the quarter included: (i) an increase of $281,000, or 6.9%, in salaries and employee benefits; (ii) an increase in professional fees of $110,000, or 67.1%, primarily reflecting increased costs associated with Sarbanes-Oxley and other regulatory compliance matters; (iii) an increase in other noninterest expenses of $175,000, or 25.5%, due, in part, to increases in recruiting expenses and added costs incurred to support increases in loan and deposit processing volumes; and (iv) decreases in equipment and data processing expenses of $89,000, or 17.3%, and $66,000, or 12.7%, reflecting a reduction from 2004 expenses incurred as part of a core processing system conversion and the added cost efficiencies realized from that conversion.  For the first quarter, the Company’s efficiency ratio (FTE) was 54.85% as compared to 59.41% for the same period in 2004.

          While the Company continued to experience growth in its loan portfolio, asset quality remained strong as evidenced by a reduction in non-performing assets and past due loans to $716,000 at March 31, 2005.  As a percent of total assets, non-performing assets and past due loans at March 31, 2005 were .06% compared to .14% at March 31, 2004.  At March 31, 2005, the allowance for credit losses totaled $11.91 million, or 1.22% of total loans, compared to $11.04 million, or 1.28% of loans, at March 31, 2004.  The Company recorded net recoveries of $73,000 during the first quarter of 2005 and also recorded net recoveries for the years ended December 31, 2004 and 2003 of $27,000 and $819,000, respectively.

          ABOUT COLUMBIA BANCORP
          Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses.  Columbia Bancorp’s Common Stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol “CBMD”.

          NON-GAAP PRESENTATION
          This press release includes disclosure and discussion of the net interest margin and efficiency ratio which are reported on a fully tax-equivalent basis (“FTE”).  These amounts and ratios are non-GAAP financial measures as defined in Securities and Exchange Commission (“SEC”) Regulation G and Item 10 of SEC Regulation S-K.  Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, noninterest income, and noninterest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules.  Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

          FORWARD-LOOKING STATEMENTS
          Certain statements contained in this Press Release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements are based on Columbia Bancorp’s current intent, belief and expectations.  These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict.  Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in non-performing assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company’s other filings with the Securities and Exchange Commission.  Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date.  Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise.  Past results of operations may not be indicative of future results.

COLUMBIA BANCORP
Financial Highlights
(dollars in thousands, except per share data)
(unaudited)

	As of and Three Months Ended March 31,

	2005	2004	% Change

SUMMARY OF OPERATING RESULTS:
Tax equivalent interest income	$17,317	$13,529	28.0%
Interest expense	4,299	2,580	66.6%
Tax equivalent net interest income	13,018	10,949	18.9%
Tax equivalent adjustment	373	274	36.1%
Net interest income	12,645	10,675	18.5%
Provision for credit losses	250	310	(19.4)%
Noninterest income	1,631	1,756	(7.1)%
Noninterest expense	8,035	7,548	6.5%
Income before taxes	5,991	4,573	31.0%
Income tax provision	2,162	1,592	35.8%
Net income	3,829	2,981	28.4%
PER SHARE DATA:
Net income:
Basic	$0.55	$0.42	31.0%
Diluted	0.53	0.40	32.5%
Average number of shares outstanding:
Basic	6,984,185	7,178,797	(2.7)%
Diluted	7,242,967	7,434,701	(2.6)%
Book value, at period end	$12.74	$12.23	4.2%
Tangible book value, at period end	12.74	12.23	4.2%
Cash dividends declared	0.17	0.15	13.3%
PERIOD END DATA:
Loans, net of unearned income	$978,941	$864,753	13.2%
Investment securities held-to- maturity and securities available-for-sale	170,595	104,211	63.7%
Assets	1,240,496	1,083,798	14.5%
Noninterest-bearing deposits	248,122	220,700	12.4%
Interest-bearing deposits	720,503	625,311	15.2%
Total deposits	968,625	846,011	14.5%
Customer funding sources (a)	1,104,701	963,051	14.7%
Stockholders’ equity	87,971	87,934	0.0%
PERFORMANCE RATIOS:
Return on average assets	1.29%	1.16%
Return on average stockholders’ equity	17.14%	13.75%
Net interest margin	4.43%	4.34%
Net interest margin (FTE)	4.56%	4.46%
Efficiency ratio (FTE)(b)	54.85%	59.41%
CAPITAL RATIOS:
Period-end capital to risk- weighted assets:
Tier 1	9.62%	9.04%
Total	10.73%	10.20%
Period-end tier 1 leverage ratio	8.62%	8.34%
ASSET QUALITY:
Allowance for credit losses to loans, net of unearned income, at period-end	1.22%	1.28%
Net recoveries (charge-offs)	$73	$(97)	(175.3)%
Annualized net recoveries (charge-offs) to average loans, net of unearned income	0.03%	(0.05)%
Nonperforming assets:
Nonaccrual loans	$588	$1,168	(49.7)%
Loans 90+ days past due and accruing	128	69	85.5%
Other real estate owned	—	250	na

Total nonperforming assets	$716	$1,487	(51.8)%

Nonperforming and past due loans to total loans, net of unearned income, at period-end	0.07%	0.14%
Nonperforming assets and past due loans to total assets, at period- end	0.06%	0.14%

COLUMBIA BANCORP
Financial Highlights
(dollars in thousands, except per share data)
(unaudited)

	As of and Three Months Ended March 31,

	2005	2004	% Change

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for services	$773	$1,005	(23.1)%
Gains and fees on sales of mortgage loans, net of costs	352	351	0.3%
Net loss on other real estate owned	—	(9)	(100.0)%
Commissions earned on financial services sales	192	140	37.1%
Other noninterest income	314	269	16.7%

	$1,631	$1,756	(7.1)%

Noninterest expenses:
Salaries and employee benefits	$4,327	$4,046	6.9%
Occupancy	998	976	2.3%
Equipment	424	513	(17.3)%
Data processing	452	518	(12.7)%
Marketing	357	300	19.0%
Professional fees	274	164	67.1%
Postage	123	108	13.9%
Stationery and supplies	111	115	(3.5)%
Cash management services	108	122	(11.5)%
Other noninterest expenses	861	686	25.5%

	$8,035	$7,548	6.5%

AVERAGE BALANCES:
Federal funds sold and interest- bearing deposits (c)	$14,109	$9,513	48.3%
Investment securities held-to- maturity and securities available-for-sale	163,757	122,192	34.0%
Loans, net of unearned income	973,208	851,436	14.3%
Loans originated for sale (c)	5,883	5,196	13.2%
Total earning assets	1,156,957	988,337	17.1%
Total assets	1,206,651	1,033,102	16.8%
Interest-bearing deposits:
NOW accounts	86,113	85,917	0.2%
Savings and money market accounts	192,899	194,141	(0.6)%
Time deposits	405,018	314,116	28.9%
Noninterest-bearing deposits	242,659	191,551	26.7%
Total deposits	926,689	785,725	17.9%
Short-term borrowings (c)	152,754	128,547	18.8%
Long-term borrowings	30,860	20,000	54.3%
Total interest-bearing liabilities	867,644	742,721	16.8%
Stockholders’ equity	90,592	87,180	3.9%
YIELD ANALYSIS:
Federal funds sold and interest- bearing deposits	2.15%	0.89%
Investment securities held-to- maturity and securities available-for-sale (FTE)	3.91%	4.30%
Loans, net of unearned income (FTE)	6.49%	5.71%
Total yield on earning assets (FTE)	6.07%	5.49%
Interest-bearing deposits
NOW accounts	0.16%	0.13%
Savings and money market accounts	0.52%	0.36%
Time deposits	2.77%	2.39%
Short-term borrowings	2.26%	0.77%
Long-term borrowings	5.23%	5.36%
Total cost of interest-bearing liabilities	2.01%	1.40%

(a)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
(b)	The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.
(c)	Variances reflect significant fluctuations in account balances due to the nature of the accounts.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Condition
(dollars in thousands, except per share data)

	March 31, 2005	March 31, 2004	December 31, 2004

	(unaudited)		(audited)
Assets
Cash and due from banks	$36,943	$38,631	$30,012
Interest-bearing deposits with banks	203	206	208
Federal funds sold	26,799	55,948	9,904
Investment securities held-to-maturity	110,166	50,636	116,170
Securities available-for-sale	60,429	53,575	47,980
Residential mortgage loans originated for sale	8,465	5,702	8,698
Loan receivables:
Real estate - development and construction	377,841	293,454	345,375
Commercial	237,010	219,837	226,763
Real estate - mortgage:
Residential	16,697	17,904	17,272
Commercial	154,367	157,922	163,985
Consumer, principally second mortgage loans and residential equity lines of credit	191,729	175,379	196,198
Other	1,354	421	668

Total loans	978,998	864,917	950,261
Less: Unearned income, net of origination costs	(57)	(164)	(91)
Allowance for credit losses	(11,906)	(11,041)	(11,583)

Loans, net	967,035	853,712	938,587
Other real estate owned	—	250	—
Property and equipment, net	6,721	7,154	6,647
Prepaid expenses and other assets	23,735	17,984	20,800

Total assets	$1,240,496	$1,083,798	$1,179,006

Liabilities
Deposits:
Noninterest-bearing	$248,122	$220,700	$256,132
Interest-bearing	720,503	625,311	656,446

Total deposits	968,625	846,011	912,578
Short-term borrowings	139,092	123,834	135,825
Subordinated debentures	16,496	—	10,310
Long-term borrowings	20,000	20,000	20,000
Accrued expenses and other liabilities	8,312	6,019	7,945

Total liabilities	1,152,525	995,864	1,086,658

Stockholders’ equity
Common stock, $.01 par value per share; authorized
10,000,000 shares; outstanding 6,906,822, 7,188,628 and 7,114,267 shares, respectively	69	72	71
Additional paid-in capital	38,875	48,156	45,739
Retained earnings	49,074	39,463	46,419
Accumulated other comprehensive income (loss)	(47)	243	119

Total stockholders’ equity	87,971	87,934	92,348

Total liabilities and stockholders’ equity	$1,240,496	$1,083,798	$1,179,006

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended March 31,

	2005	2004

	(unaudited)
Interest income:
Loans	$15,379	$12,022
Investment securities	1,492	1,212
Federal funds sold and interest- bearing deposits with banks	73	21

Total interest income	16,944	13,255

Interest expense:
Deposits	3,049	2,068
Borrowings	1,250	512

Total interest expense	4,299	2,580

Net interest income	12,645	10,675
Provision for credit losses	250	310

Net interest income after provision for credit losses	12,395	10,365

Noninterest income:
Fees charged for services	773	1,005
Gains and fees on sales of mortgage loans, net of costs	352	351
Net loss on other real estate owned	—	(9)
Commissions earned on financial services sales	192	140
Other	314	269

Total noninterest income	1,631	1,756

Noninterest expense:
Salaries and employee benefits	4,327	4,046
Occupancy	998	976
Equipment	424	513
Data processing	452	518
Marketing	357	300
Professional fees	274	164
Postage	123	108
Stationery and supplies	111	115
Cash management services	108	122
Other	861	686

Total noninterest expense	8,035	7,548

Income before income taxes	5,991	4,573
Income tax provision	2,162	1,592

Net income	$3,829	$2,981

Per common share data:
Net income: Basic	$0.55	$0.42
Diluted	0.53	0.40
Cash dividends declared	$0.17	$0.15

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Reconciliation of GAAP-based Operating Performance Measures
and Core Operating Performance Measures
(dollars in thousands, except per share data)

	Three Months Ended March 31,

	2005	2004

	(unaudited)
GAAP-based Operating Performance Measures:
Net interest income	$12,645	$10,675
Provision for credit losses	250	310
Noninterest income	1,631	1,756
Noninterest expense	8,035	7,548
Income before taxes	5,991	4,573
Income tax provision	2,162	1,592
Net income	3,829	2,981
Return on average assets	1.29%	1.16%
Return on average equity	17.14%	13.75%
Net interest margin	4.43%	4.34%
Efficiency ratio	56.28%	60.72%
Net income per share - diluted	$0.53	$0.40

Non-GAAP adjustments
Tax equivalent adjustment - net interest income	$373	$274

Core Operating Performance Measures: (a)
Net interest income - tax equivalent	$13,018	$10,949
Tax equivalent adjustment	(373)	(274)

Net interest income	12,645	10,675
Provision for credit losses	250	310
Noninterest income	1,631	1,756
Noninterest expense	8,035	7,548
Income before taxes	5,991	4,573
Income tax provision	2,162	1,592
Net income	3,829	2,981
Return on average assets	1.29%	1.16%
Return on average equity	17.14%	13.75%
Net interest margin (FTE)	4.56%	4.46%
Efficiency ratio (FTE)	54.85%	59.41%
Net income per share - diluted	$0.53	$0.40

(a)          Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	1Q05	4Q04	3Q04

	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$16,944	$16,050	$14,833
Interest expense	4,299	3,497	3,131
Net interest income	12,645	12,553	11,702
Provision for credit losses	250	36	192
Noninterest income	1,631	1,499	1,738
Noninterest expense	8,035	8,367	7,693
Income before taxes	5,991	5,649	5,555
Income tax provision	2,162	1,976	2,037
Net income	3,829	3,673	3,518
Based on core operating performance (a):
Tax-equivalent interest income	$17,317	$16,376	$15,097
Interest expense	4,299	3,497	3,131
Tax-equivalent net interest income	13,018	12,879	11,966
Tax-equivalent adjustment	373	326	264
Net interest income	12,645	12,553	11,702
Provision for credit losses	250	36	192
Noninterest income	1,631	1,499	1,738
Noninterest expense	8,035	8,367	7,693
Income before taxes	5,991	5,649	5,555
Income tax provision	2,162	1,976	2,037
Net income	3,829	3,673	3,518

PER SHARE DATA:
Net income :
GAAP-based:
Basic	$0.55	$0.52	$0.49
Diluted	0.53	0.50	0.48
Based on core operating performance (a):
Basic	$0.55	$0.52	$0.49
Diluted	0.53	0.50	0.48
Average number of shares outstanding:
Basic	6,984,185	7,113,768	7,128,359
Diluted	7,242,967	7,371,541	7,350,901
Book value, at period end	$12.74	$12.98	$12.66
Tangible book value, at period end	12.74	12.98	12.66
Cash dividends declared	0.17	0.17	0.15

PERIOD END DATA:
Loans, net of unearned income	$978,941	$950,170	$936,000
Investment securities held-to- maturity and securities available-for-sale	170,595	164,150	150,604
Assets	1,240,496	1,179,006	1,179,107
Noninterest-bearing deposits	248,122	256,132	246,092
Interest-bearing deposits	720,503	656,446	669,250
Total deposits	968,625	912,578	915,342
Customer funding sources (b)	1,104,701	1,025,403	1,053,771
Stockholders’ equity	87,971	92,348	90,100

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	2Q04	1Q04

	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$13,408	$13,255
Interest expense	2,755	2,580
Net interest income	10,653	10,675
Provision for credit losses	190	310
Noninterest income	1,897	1,756
Noninterest expense	7,529	7,548
Income before taxes	4,831	4,573
Income tax provision	1,718	1,592
Net income	3,113	2,981
Based on core operating performance (a):
Tax-equivalent interest income	$13,681	$13,529
Interest expense	2,755	2,580
Tax-equivalent net interest income	10,926	10,949
Tax-equivalent adjustment	273	274
Net interest income	10,653	10,675
Provision for credit losses	190	310
Noninterest income	1,897	1,756
Noninterest expense	7,529	7,548
Income before taxes	4,831	4,573
Income tax provision	1,718	1,592
Net income	3,113	2,981

PER SHARE DATA:
Net income :
GAAP-based:
Basic	$0.43	$0.42
Diluted	0.42	0.40
Based on core operating performance (a):
Basic	0.43	0.42
Diluted	0.42	0.40
Average number of shares outstanding:
Basic	7,170,585	7,178,797
Diluted	7,404,762	7,434,701
Book value, at period end	$12.33	$12.23
Tangible book value, at period end	12.33	12.23
Cash dividends declared	0.15	0.15

PERIOD END DATA:
Loans, net of unearned income	$900,320	$864,753
Investment securities held-to- maturity and securities available-for-sale	122,430	104,211
Assets	1,126,916	1,083,798
Noninterest-bearing deposits	240,117	220,700
Interest-bearing deposits	650,884	625,311
Total deposits	891,001	846,011
Customer funding sources (b)	1,001,524	963,051
Stockholders’ equity	88,039	87,934

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	1Q05	4Q04	3Q04

		(unaudited)
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.29%	1.25%	1.24%
Return on average stockholders’ equity	17.14%	15.99%	15.60%
Net interest margin	4.43%	4.46%	4.31%
Efficiency ratio	56.28%	59.54%	57.24%
Based on core operating performance (a):
Return on average assets	1.29%	1.25%	1.24%
Return on average stockholders’ equity	17.14%	15.99%	15.60%
Net interest margin (FTE)	4.56%	4.57%	4.41%
Efficiency ratio (FTE)	54.85%	58.19%	56.14%

CAPITAL RATIOS:
Period-end capital to risk- weighted assets:
Tier 1	9.62%	9.74%	9.23%
Total	10.73%	10.85%	10.35%
Period-end tier 1 leverage ratio	8.62%	8.75%	8.51%

ASSET QUALITY:
Allowance for credit losses to loans, net of unearned income, at period-end	1.22%	1.22%	1.23%
Net recoveries (charge-offs)	$73	$33	$81
Annualized net recoveries (charge-offs) to average loans, net of unearned income	0.03%	0.01%	0.04%
Nonperforming assets:
Nonaccrual loans	$588	$614	$635
Loans 90+ days past due and accruing	128	31	22
Other real estate owned	—	—	—

Total nonperforming assets	$716	$645	$657

Nonperforming and past due loans to total loans, net of unearned income, at period-end	0.07%	0.07%	0.07%
Nonperforming assets and past due loans to total assets, at period-end	0.06%	0.05%	0.06%

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$773	$774	$910
Gains on sales of mortgage loans, net of costs	352	287	291
Net income (loss) on other real estate owned	—	—	73
Commissions earned on financial services sales	192	166	146
Other noninterest income	314	272	318

Total noninterest income	$1,631	$1,499	$1,738

Noninterest expenses:
Salaries and payroll taxes	$3,940	$4,014	$3,718
Employee benefits - health and welfare	365	365	248
Employee benefits - retirement	22	486	148
Occupancy	998	1,021	1,009
Equipment	424	426	468
Data processing	452	394	525
Marketing	357	193	140
Professional fees	274	343	264
Postage	123	99	79
Stationery and supplies	111	157	121
Cash management services	108	137	131
Other noninterest expenses	861	732	842

Total noninterest expenses	$8,035	$8,367	$7,693

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	2Q04	1Q04

	(unaudited)
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.16%	1.16%
Return on average stockholders’ equity	14.07%	13.75%
Net interest margin	4.18%	4.34%
Efficiency ratio	59.99%	60.72%
Based on core operating performance (a):
Return on average assets	1.16%	1.16%
Return on average stockholders’ equity	14.07%	13.75%
Net interest margin (FTE)	4.29%	4.46%
Efficiency ratio (FTE)	58.71%	59.41%

CAPITAL RATIOS:
Period-end capital to risk- weighted assets:
Tier 1	9.45%	9.04%
Total	10.58%	10.20%
Period-end tier 1 leverage ratio	8.79%	8.34%

ASSET QUALITY:
Allowance for credit losses to loans, net of unearned income, at period-end	1.25%	1.28%
Net recoveries (charge-offs)	$10	$(97)
Annualized net recoveries (charge-offs) to average loans, net of unearned income	—%	(0.05)%
Nonperforming assets:
Nonaccrual loans	$1,095	$1,168
Loans 90+ days past due and accruing	91	69
Other real estate owned	250	250

Total nonperforming assets	$1,436	$1,487

Nonperforming and past due loans to total loans, net of unearned income, at period- end	0.13%	0.14%
Nonperforming assets and past due loans to total assets, at period-end	0.13%	0.14%

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$1,029	$1,005
Gains on sales of mortgage loans, net of costs	508	351
Net income (loss) on other real estate owned	(5)	(9)
Commissions earned on financial services sales	137	140
Other noninterest income	228	269

Total noninterest income	$1,897	$1,756

Noninterest expenses:
Salaries and payroll taxes	$3,628	$3,684
Employee benefits - health and welfare	245	237
Employee benefits - retirement	33	125
Occupancy	944	976
Equipment	505	513
Data processing	532	518
Marketing	296	300
Professional fees	174	164
Postage	93	108
Stationery and supplies	98	115
Cash management services	158	122
Other noninterest expenses	823	686

Total noninterest expenses	$7,529	$7,548

COLUMBIA BANCORP
Quarterly Highlights
 (dollars in thousands, except per share data)

	1Q05	4Q04	3Q04

		(unaudited)
AVERAGE BALANCES:
Federal funds sold and interest bearing deposits	$14,109	$15,512	$20,056
Investment securities and securities available-for-sale	163,757	157,348	140,143
Loans, net of unearned income	973,208	940,368	914,052
Loans originated for sale	5,883	7,068	4,738
Total earning assets	1,156,957	1,120,296	1,078,989
Total assets	1,206,651	1,167,536	1,126,923
Interest-bearing deposits:
NOW accounts	86,113	87,742	89,532
Savings and money market accounts	192,899	201,479	208,538
Time deposits	405,018	364,888	361,653
Noninterest-bearing deposits	242,659	245,886	228,429
Total deposits	926,689	899,995	888,152
Short-term borrowings	152,754	139,635	118,077
Long-term borrowings	30,860	26,231	26,186
Total interest-bearing liabilities	867,644	819,975	803,986
Stockholders’ equity	90,592	91,367	89,730

YIELD ANALYSIS:
Federal funds sold and interest bearing deposits	2.15%	1.59%	1.29%
Investment securities and securities available-for-sale (FTE)	3.91%	3.92%	4.07%
Loans, net of unearned income (FTE)	6.49%	6.20%	5.89%
Total yield on earning assets (FTE)	6.07%	5.81%	5.57%
Interest-bearing deposits
NOW accounts	0.16%	0.16%	0.15%
Savings and money market accounts	0.52%	0.47%	0.41%
Time deposits	2.77%	2.48%	2.42%
Short-term borrowings	2.26%	1.74%	1.17%
Long-term borrowings	5.23%	5.22%	5.09%
Total cost of interest-bearing liabilities	2.01%	1.70%	1.55%

OLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	2Q04	1Q04

	(unaudited)
AVERAGE BALANCES:
Federal funds sold and interest bearing deposits	$37,521	$9,513
Investment securities and securities available-for-sale	103,384	122,192
Loans, net of unearned income	873,278	851,436
Loans originated for sale	8,320	5,196
Total earning assets	1,022,503	988,337
Total assets	1,071,793	1,033,102
Interest-bearing deposits:
NOW accounts	89,308	85,917
Savings and money market accounts	194,197	194,141
Time deposits	348,394	314,116
Noninterest-bearing deposits	221,033	191,551
Total deposits	852,932	785,725
Short-term borrowings	105,985	128,547
Long-term borrowings	20,462	20,000
Total interest-bearing liabilities	758,346	742,721
Stockholders’ equity	88,743	87,180

YIELD ANALYSIS:
Federal funds sold and interest bearing deposits	0.96%	0.89%
Investment securities and securities available-for-sale (FTE)	4.45%	4.30%
Loans, net of unearned income (FTE)	5.68%	5.71%
Total yield on earning assets (FTE)	5.38%	5.49%
Interest-bearing deposits
NOW accounts	0.15%	0.13%
Savings and money market accounts	0.37%	0.36%
Time deposits	2.39%	2.39%
Short-term borrowings	0.77%	0.77%
Long-term borrowings	5.35%	5.36%
Total cost of interest-bearing liabilities	1.46%	1.40%

(a)

Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring  items, where applicable. There were no non-recurring items in the periods presented.

(b)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

Certain reclassifications of information previously reported have been made to conform with current presentation.

SOURCE  Columbia Bancorp
          -0-                                        04/25/2005
          /CONTACT:  John A. Scaldara, Jr., President and COO, +1-410-423-8012
or James P. Radick, CFO, +1-410-423-8020, both of Columbia Bancorp/
          /First Call Analyst: /
          /FCMN Contact: /
          /Company News On-Call:  http://www.prnewswire.com/comp/127921.html/
          /Web site:  http://www.columbank.com /